UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2008

STRATOS RENEWABLES CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-1321517	20-1699126
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

9440 Santa Monica Blvd., Suite 401
Beverly Hills, CA 90210
(Address of Principal Executive Offices)

(310) 402-5901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 7, 2008, Stratos Renewables Corporation (the “Company”) presented a powerpoint slideshow at a conference in Scottsdale, Arizona. The powerpoint slideshow is attached hereto as Exhibit 99.1 and is incorporated by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Powerpoint slideshow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS RENEWABLES CORPORATION

Date: February 7, 2008	By:	/s/ Steven Magami
Steven Magami
Chairman

EXHIBIT INDEX

99.1	Powerpoint slideshow.